                           SUBORDINATION AGREEMENT

     THIS SUBORDINATION AGREEMENT (the "AGREEMENT"), dated as of January 23, 1998, is entered into by and among HAWKER PACIFIC AEROSPACE, a California corporation ("BORROWER"), HAWKER PACIFIC AEROSPACE LIMITED, an English company ("HP UK"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BANK"), MELANIE L. BASTIAN ("BASTIAN"), and UNIQUE INVESTMENTS CORPORATION, a Utah corporation ("UNIQUE").

                                   RECITALS

     A. Pursuant to the Amended and Restated Business Loan Agreement of even date herewith between Borrower and Bank (as at any time amended, the "SENIOR LOAN AGREEMENT"), Bank is providing certain credit facilities to Borrower.

     B. Using the proceeds of a $6,500,000 subordinated loan from Bastian (the "Bastian Loan"), Unique has heretofore made a $6,500,000 subordinated loan to Borrower (the "Unique Loan"). Concurrently herewith, Unique will receive a $1,500,000 principal repayment with respect to the Unique Loan from Borrower and shall use such funds to make a $1,500,000 principal payment to Bastian.

     C. The remaining balance of $5,000,000 under the Bastian Loan shall be evidenced by an Amended and Restated Subordinated Promissory Note of even date herewith made by Unique in favor of Bastian (as in effect on the date of this Agreement, the "BASTIAN NOTE"), a copy of which is attached hereto as Exhibit A. The remaining balance of $5,000,000 under the Unique Loan shall be evidenced by an Amended and Restated Subordinated Promissory Note of even date herewith made by Borrower in favor of Unique (as in effect on the date of this Agreement, the "UNIQUE NOTE"), a copy of which is attached hereto as Exhibit B.

     D. It is a condition precedent to the making of the loans under the Senior Loan Agreement that Bastian and Unique enter into this Agreement, and thereby subordinate the Bastian Loan, the Unique Loan and certain other "Subordinated Debt" described herein to the obligations evidenced by the Senior Loan Agreement.

             NOW, THEREFORE, the parties hereto agree as follows:

1. DEFINITIONS AND CONSTRUCTIONS. As used herein, the following terms shall have the definitions set forth after each:

          "ASSETS" means any interest of Borrower or HP UK in any kind of property or asset, whether real, personal or mixed real and personal, or whether tangible or intangible.

          "BANKRUPTCY CODE" means Title 11 of the United States Code, as amended from time to time, or any successor statute.

          "BORROWER" shall include both Hawker Pacific Aerospace and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of Borrower under the Senior Loan Documents, including without limitation any trustee or debtor-in-possession in any bankruptcy or similar proceeding involving Borrower or such survivor.

          "CODE" means the Uniform Commercial Code as codified in the State of California or as codified in any other state the laws of which are required by Section 9-103 thereof to be applied in connection with the issue of perfection of security interests, as such statutes are in effect during the term hereof. All terms used in this Agreement which are defined in the Code shall be construed and defined in accordance with the meaning and definition ascribed to such terms under the Code, unless another meaning is specifically provided herein.

          "COLLATERAL" means Assets with respect to which any Senior Creditor or any Subordinated Creditor has a Lien.

          "DISTRIBUTION OF ASSETS" means any distribution of Assets of any kind or character, whether in cash, property, or securities, and whether in respect of repayment of indebtedness or otherwise, including, but not limited to, adequate protection payments under the Bankruptcy Code.

          "HP UK" shall include both Hawker Pacific Aerospace Limited and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of HP UK under the Senior Loan Documents, including without limitation any trustee or debtor-in-possession in any bankruptcy or similar proceeding involving HP UK or such survivor.

          "LIEN" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, charge or other encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any agreement to give or refrain from giving a lien, mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, charge or other encumbrance of any kind.

          "PERSON" means any natural person, sole proprietorship, general partnership, limited partnership, joint venture, trust, unincorporated organization, association, corporation, public authority, or any other organization, irrespective of whether it is a legal entity.

          "SENIOR DEBT" means (i) all obligations of Borrower or any of its Subsidiaries arising under or in connection with the Senior Loan Agreement or any other Senior Loan Document; (ii) all obligations owed pursuant to any interest rate or currency hedging arrangements or other derivative contracts entered into with the Bank; (iii) all obligations of HP UK arising under or in connection with the Intercompany Note referred to in the Loan Agreement, and (iv) all renewals, extensions, refinancings, refundings, amendments, restatements, supplements, and modifications of all of the foregoing obligations.

          "SENIOR DEFAULT" means any "Event of Default" as defined in the Senior Loan Agreement.

          "SENIOR LOAN DOCUMENTS" means the "Loan Documents" as defined in the Senior Loan Agreement.

          "SUBORDINATED CREDITORS" means Unique, Bastian, and any other present or future holder of any Subordinated Debt.

          "SUBORDINATED DEBT" means all indebtedness, claims, debts, liabilities, or obligations (i) of Borrower arising under or in connection with the Unique Note, (ii) of Unique arising under or in connection with the Bastian Note, and (iii) of Borrower or HP UK otherwise owing to any Subordinated Creditor of any kind whatsoever; in each case whatever nature, character or description, and whether presently existing or arising hereafter, including without limitation, all management and similar fees, all contract and tort claims that a Subordinated Creditor may have in connection therewith; together with interest and fees accruing thereon and costs and expenses (including attorneys' fees and expenses) of collection thereof, and all renewals, extensions, refinancings, refundings, amendments, restatements, supplements, and modifications thereof.

2.   SUBORDINATION.

     2.1 DEBT. Each Subordinated Creditor covenants and agrees that all payments of the Subordinated Debt shall be subordinated and junior in all respects to the prior payment in full, in cash, of all Senior Debt except that interest may be paid with respect to the Subordinated Debt and Permitted Management Fees (as defined in the Loan Agreement) in accordance with Section
2.3 hereof. No Subordinated Creditor shall have or assert any claim with respect to the Subordinated Debt until the payment in full and in cash of the Senior Debt, except as explicitly permitted by Section 2.3 of this Agreement.

     2.2 LIENS. Each Subordinated Creditor covenants and agrees that the Subordinated Debt shall remain unsecured at all times; and that any lien or security interest created in favor of such Subordinated Creditor notwithstanding this Agreement shall be (a) held by such Subordinated Creditor in trust for the exclusive benefit of Bank and the holders, from time to time, of the Senior Loan Documents, and (b) terminated and released, or at Bank's election assigned to Bank, immediately upon the demand of Bank and pursuant to documentation satisfactory to Bank.

     2.3 PERMITTED PAYMENTS. Notwithstanding the subordination of the Subordinated Debt to the Senior Debt hereunder, (x) Unique may pay and Bastian may accept scheduled payments of accrued interest coming due under the Bastian Note, to the extent funded from payments to Unique permitted by this Section 2.3; and (y) Borrower may pay and Unique may accept scheduled monthly payments of accrued interest coming due under the Unique Note, provided that:

          (i) no such payment shall be made at any time after the occurrence and during the pendency of any Senior Default or any of the other prohibitions described in either Section 2.4.1 or Section 2.4.2;

          (ii) the initial payment shall be made with respect to the calendar month of March, 1998; and

          (iii) Permitted Management Fees may be paid when no Senior Default exists.

     2.4  PRIORITY AND PAYMENT OVER OF PROCEEDS IN CERTAIN EVENTS.

          2.4.1 SUBORDINATION ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF BORROWER. Upon any Distribution of Assets in the event of any dissolution or winding up or total or partial liquidation or reorganization, whether voluntary or involuntary, or adjustment or protection or relief or composition of Borrower or any of its Subsidiaries, or of Borrower's or its Subsidiaries' debts, or in any bankruptcy, insolvency, receivership, arrangement, reorganization, relief or other proceeding of Borrower or its Subsidiaries, or upon an arrangement for the benefit of creditors of Borrower or its Subsidiaries or any other marshaling of the assets and liabilities of Borrower or its Subsidiaries:

               (a) all amounts payable under or on account of the Senior Debt shall first be paid in full, in cash or payment provided for in cash, before the holders of Subordinated Debt shall be entitled to receive any Distribution of Assets; and

               (b) before any payment may be made on account of the Subordinated Debt, any such Distribution of Assets to which Bastian would be entitled, except for the provisions of this Section 2.4.1, shall be made directly to Bank to the extent necessary to pay all Senior Debt in full, in cash, after giving effect to any concurrent payment or distribution to Bank. In the case of a non-cash Distribution of Assets with respect to the Subordinated Debt which is delivered to Bank under this Section 2.4.1, the Senior Debt shall be deemed satisfied in the amount equal to the cash realized by Bank upon disposition of such Distribution of Assets; until such disposition, the non-cash Distribution of Assets shall be held as security for the Senior Debt. Bank shall have no duty hereunder to sell or otherwise reduce to cash any non-cash Distribution of Assets turned over by any Subordinated Creditor in accordance with this Section 2.4.1 and shall have no liability to any Subordinated Creditor with respect to any such sale or other disposition, under the Code or otherwise, except for liability arising from Bank's willful misconduct or gross negligence, and such sale or other disposition shall not affect Bank's rights and remedies hereunder.

     Borrower and HP UK shall give prompt written notice to Bank and Bastian of any Distribution of Assets of the nature described in this Section.

               Bank is hereby irrevocably authorized and empowered (in its own name or in the name of any or all Subordinated Creditors or otherwise), but shall have no obligation, to demand, sue for, collect and receive every Distribution of Assets and give acquittance therefor and to file claims and proofs of claim in respect of the Subordinated Debt and take such other action (including, without limitation, voting the Subordinated Debt or enforcing any Lien securing payment of the Subordinated Debt) on behalf of any or all Subordinated Creditors as it may deem necessary or advisable for the exercise or enforcement of any of its rights or interests hereunder. Each Subordinated Creditor shall promptly take such action as Bank may request (i) to collect the Subordinated Debt for the account of Bank and to file appropriate claims or proofs of claim in respect of the Subordinated Debt; (ii) to execute and deliver to Bank such powers of attorney, assignments, or other instruments as it. may request in order to enable it to enforce any and all claims with respect to, and any Liens securing payment of, the Subordinated Debt, and (iii) to collect and receive any and all Distribution of Assets which may be payable or deliverable upon or with respect to the Subordinated Debt.

          2.4.2 SUBORDINATION ON SENIOR DEFAULT. If a Senior Default has occurred and is continuing, no Subordinated Creditor may receive payment under or on account of the Subordinated Debt, directly or indirectly, in cash or other property or by set-off or in any other manner, commencing upon the date of receipt by such Subordinated Creditor from Bank of a notice of the Senior Default or its actual notice thereof. The prohibition on Subordinated Debt payments shall end on the earlier of (a) the waiver of the Senior Default by Bank, or (b) the cure of the Senior Default to the satisfaction of Bank. Immediately following the termination of any such prohibition, all payments of

     Subordinated Debt which, but for such prohibition, each Subordinated Creditor would have been entitled to receive, shall be immediately due and payable, to the extent not otherwise prohibited or limited by the terms hereof.

     3.    FORBEARANCE AND STANDSTILL.

          3.1 Until the Senior Debt is paid in full, in cash and the Senior Loan Agreement is terminated or expires, or unless requested by Bank, no Subordinated Creditor shall, without Bank's prior written consent, such consent to be given or withheld in Bank's sole and absolute discretion: (a) assert, collect or enforce the Subordinated Debt or any of the amounts due thereunder, or exercise any right of set-off; (b) exercise its right of possession of any Collateral or attach, seize, or realize upon any Collateral or enforce any Lien against the Assets; (c) exercise any right under the Code, including, but not limited to, the right of strict foreclosure, but excluding the right of redemption; or (d) commence, or cause to commence, prosecute or participate in (other than participate in an action, once commenced, to protect and pursue its rights and remedies as, for example, exercising its rights in a bankruptcy proceeding as described in Section 8 hereof) any administrative, legal or equitable action against Borrower or HP UK or any administrative, legal or equitable action that might adversely affect Borrower or HP UK or their respective interests, including, but not limited to, the entry of a decree or order for relief in respect of either Borrower or HP UK under Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or the appointment of a receiver, liquidator, custodian, trustee, sequestrator or similar official of either Borrower or HP UK or for any substantial part of the Assets, the commencement by either Borrower or HP UK of a voluntary case under Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by either company to the entry of an order for relief in an involuntary case under any such law, or the consent by either company to the appointment of, or taking possession by, a receiver, liquidator, trustee, custodian, sequestrator (or similar official) or any of them for any substantial part of the Assets, or either company's admission in writing of its inability to pay its debts generally, or the making of any general assignment for the benefit of creditors, or the failure generally by either company to pay its debts as they become due, or the taking by either company of any action in furtherance of any of the foregoing.

          3.2 If any Subordinated Creditor, other than in accordance with this Section 3, commences, prosecutes or participates in any suit, action or proceeding against Borrower or HP UK or takes any other action in violation of this Section 3, either company may interpose as a defense or a dilatory plea the making of this Agreement and Bank may intervene and interpose such defense or plea in such company's name.

          3.3 Each Subordinated Creditor jointly and severally agrees that it shall reimburse Bank upon demand for all fees and expenses Bank incurs in connection with any breach by any Subordinated Creditor of this Section 3, including, but not limited to, the fees and expenses incurred in removing from a Subordinated Creditor's possession any Collateral or other Assets held in breach of this Section 3.

     4. DISPOSITION OF COLLATERAL. Upon any foreclosure upon, or realization or collection in respect of any Collateral, all Senior Debt shall first be satisfied in full in cash before any Subordinated Creditor shall be entitled to receive or retain any proceeds or assets from such foreclosure, realization or collection.

     5. PAYMENTS AND/OR PROPERTY HELD IN TRUST. If (a) any payment or any cash or noncash distribution is made to any Subordinated Creditor in violation of this Agreement or (b) any cash or other property is received by any Subordinated Creditor upon any disposition or other action with respect to any of the Collateral, including, but not limited to, converting accounts receivable, instruments and chattel paper to cash, in violation of this Agreement, before the Senior Debt is paid in full, in cash, then such Subordinated Creditor shall receive the same in trust for Bank's benefit and shall forthwith remit it to Bank in the form in which it was received, together with such endorsements or documents as may be necessary to effectively negotiate or transfer the same, to the extent necessary to pay in full, in cash, the Senior Debt, after giving effect to any other payment or distribution with respect to the Senior Debt.

     6. REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Subordinated Creditor represents and warrants that it has not entered into any subordination agreement with respect to the Subordinated Debt prior to the execution and delivery of this Agreement. Each Subordinated Creditor covenants not to enter into any subordination agreement with respect to the Subordinated Debt without Bank's prior written consent, to be given or withheld in Bank's sole and absolute discretion. Any such subsequent subordination shall be, and shall be expressed to be, subject and subordinate
to the terms of this Agreement.   Each Subordinated Creditor represents and
warrants that it has not previously assigned any interest in the Subordinated Debt, that no other Person (whether as a joint holder of the Subordinated Debt, participant or otherwise) owns any interest in the Subordinated Debt.

     7.   RIGHTS OF BANK NOT TO BE IMPAIRED, ETC.

          7.1 No right of Bank to enforce the subordination and other terms and conditions provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act by Bank, or by any non-compliance by Borrower with the terms and provisions and covenants herein, regardless of any knowledge thereof Bank may have or with which Bank may otherwise be charged. Bank shall not be prejudiced in its right to enforce the subordination and other terms and conditions of the Subordinated Debt by any act or failure to act by Borrower, any Subordinated Creditor or any other Person in custody of any of the Assets.

          7.2 Without limiting the generality of the foregoing, each Subordinated Creditor, for the benefit of Bank, waives any right it may have to require Bank to (a) proceed against any Person, including Borrower and HP UK; (b) proceed against or exhaust any security held from Borrower or HP UK, or any other Person; or (c) pursue any other remedy in Bank's power.

          7.3 Each Subordinated Creditor further waives, for the benefit of Bank, any defense or cause of action based upon or arising by reason of (a) any disability or other defense of Borrower or HP UK or any other Person; (b) the cessation or limitation from any cause whatsoever, other than payment in full, of the Senior Debt; (c) any lack of authority of any officer, director, partner, agent or any other Person acting or purporting to act on behalf of Borrower or HP UK; (d) any act or omission by Bank which directly or indirectly results in or aids the discharge of Borrower or HP UK from any Senior Debt by operation of-law or otherwise; (e) any failure by Bank or its agents to use reasonable care in the custody and preservation of Collateral in the possession of Bank or its agents which directly or indirectly impairs or diminishes the value of the Liens securing the Subordinated Debt; (f) any failure by Bank to give notice to any Subordinated Creditor of a proposed sale of any of the Collateral or to conduct a commercially reasonable sale of any of the collateral; or (g) any failure by Bank or its agents to fulfill any duty which may be owed to or asserted by any Subordinated Creditor with respect to any of the Collateral.

          7.4 Each Subordinated Creditor agrees that Bank shall have the right to apply the proceeds of any disposition of Collateral in the manner Bank determines, in its sole and absolute discretion, including, but not limited to, payment of obligations of Borrower to Persons other than Bank and the Subordinated Creditors, prior to full satisfaction of the Senior Debt and the Subordinated Debt.

          7.5 Each Subordinated Creditor agrees that (a) Bank shall have no obligation to marshal any Collateral in favor of any Person; and (b) Bank shall not be liable to any Subordinated Creditor for any action or failure to act in exercising its rights and remedies under this Agreement, the Senior Loan Documents or against any of the Collateral. Each Subordinated Creditor further agrees, for the benefit of Bank, not to commence or prosecute any cause of action against Bank with respect to the Collateral, any duty of Bank to such Subordinated Creditor or otherwise arising with respect to the Subordinated Debt or this Agreement for which the waivers contained herein are not effective unless and until Bank has sold or otherwise disposed of all the Collateral, and each Subordinated Creditor waives any right to recover punitive or consequential damages in any such action.

          7.6 Each Subordinated Creditor (a) consents to any extension or renewal of the Liens securing the Senior Debt, (b) waives any right to cure any Senior Default, whether by payment of any portion of the Senior Debt or otherwise, (c) waives any right to set aside or otherwise legally challenge any foreclosure sale or other exercise of rights and remedies by Bank, and (d) waives any right to redeem any Collateral foreclosed or otherwise disposed of by Bank.

          7.7 Each Subordinated Creditor agrees that Bank shall not be a fiduciary or an agent of such Subordinated Creditor, or otherwise owe any duty thereto, by virtue of any provision of this Agreement or Bank's exercise, or failure to exercise, any right hereunder.

     8.   CONDUCT OF BANKRUPTCY PROCEEDING.

          8.1 In any bankruptcy, insolvency, receivership or other similar proceeding of Borrower or HP UK, each Subordinated Creditor hereby irrevocably constitutes and appoints Bank its true and lawful attorney to act in its name and stead:

               8.1.1 To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of that Subordinated Creditor if that Subordinated Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if Bank elects, in its sole and absolute discretion, to file such claim or claims; and

               8.1.2 To accept or reject any plan of reorganization or arrangement on behalf of that Subordinated Creditor and to otherwise vote that Subordinated Creditor's claims in respect of any Subordinated Debt now or hereafter owing from Borrower or HP UK in any manner which Bank deems appropriate for the enforcement of its rights hereunder.

          8.2 Each Subordinated Creditor agrees that Bank may consent to the use of cash collateral or provide financing to Borrower or HP UK on such terms and conditions and in such amounts as Bank, in its sole and absolute discretion, may decide and that, in connection with such cash collateral usage or such financing, Borrower or HP UK (or a trustee appointed for the estates thereof) may grant to Bank Liens upon all Assets, which Liens (a) shall secure payment of all Senior Debt (whether such Senior Debt arose prior to the filing of the petition for relief under Bankruptcy Code or arise thereafter); and (b) shall be superior in priority to the Liens held by any Subordinated Creditor on the Assets. All allocations of payments between Bank and the Subordinated Creditors shall, subject to any court order, continue to be made after the filing of a petition under Bankruptcy Code on the same basis that the payments were to be allocated prior to the date of such filing. Each Subordinated Creditor agrees that they will not object to or oppose a sale or other disposition of any Assets securing the Senior Debt (or any portion thereof) free and clear of Liens or other claims of the Subordinated Creditors under Section 363 of Bankruptcy Code or any other provision of Bankruptcy Code if Bank has consented to such sale or disposition of such Assets. Each Subordinated Creditor agrees not to assert any right it may have to "adequate protection" of its Liens with respect to any of the Assets in any bankruptcy proceeding and agrees that it will not seek to have the automatic stay lifted with respect to such Liens, without Bank's prior written consent, given in its sole and absolute discretion. Each Subordinated Creditor agrees not to initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action or other proceeding (i) challenging the enforceability of Bank's claim, (ii) challenging the enforceability of any Liens in Assets securing the Senior Debt, or (iii) asserting any claims which Borrower or HP UK may hold with respect to Bank.

     9. MODIFICATION OF SUBORDINATED DEBT. No amendment or modification of the Bastian Note, the Unique note, or any other agreement or instrument in favor of a Subordinated Creditor shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of any Liens granted thereunder in accordance with the terms of this Agreement. By way of example, the Subordinated Creditors may not amend any of the foregoing agreements or instruments to (a) increase the rate of interest with respect to the Subordinated Debt, (b) accelerate the payment of principal or interest or any other portion of the Subordinated Debt, or (c) increase any payments due to any Subordinated Creditor thereunder.

     10. SUBORDINATED DEBT ACCELERATION. In the event of any acceleration of all or any portion of the Subordinated Debt and so long as such acceleration shall continue, all Senior Debt shall be paid in full, in cash, before any payment is made on account of the Subordinated Debt.

     11. SUBROGATION. Upon the payment in full, in cash, of the Senior Debt and the termination or expiration of the Senior Loan Agreement by the Subordinated Creditors, the Subordinated Creditors shall be subrogated to the rights of Bank to receive any Distribution of Assets made on account of the Senior Debt to the extent that distributions otherwise payable to the Subordinated Creditors have been applied to payment of Senior Debt, until the Subordinated Debt shall be paid in full; and for the purposes of such subrogation, no Distribution of Assets to Bank of any cash, property, or securities to which the holders of Subordinated Debt would be entitled except for the provisions hereof, and no payment paid over pursuant to the provisions of Section 5 to Bank by the Subordinated Creditors shall, as among Borrower, HP UK, their respective creditors, and the Subordinated Creditors, be deemed to be a payment by Borrower and HP UK on account of such Senior Debt. Bank shall have no liability to the Subordinated Creditors, and the subordination and other provisions of this Agreement shall not be affected by, any act or omission by Bank, prior to payment in full of the Senior Debt and the termination or expiration of the Senior Loan Agreement, which affect in any way the Subordinated Creditors' subrogation rights hereunder.

     12. OBLIGATIONS OF BORROWER AND HP UK UNCONDITIONAL. Nothing contained in this Agreement is intended to or shall, as among Borrower, HP UK or their respective creditors (other than Bank and the Subordinated Creditors): (a) impair the obligations of Borrower and HP UK, which obligations are absolute and unconditional, to pay the Subordinated Debt as and when the same shall become due and payable in accordance with its terms; or (b) affect the relative rights of the Subordinated Creditors and other creditors of Borrower and HP UK (other than between the Subordinated Creditors and Bank).

     13. FURTHER ASSURANCES. Each Subordinated Creditor shall mark all evidence of the Subordinated Debt with a legend "THIS INSTRUMENT IS SUBJECT TO A DEBT SUBORDINATION AGREEMENT IN FAVOR OF BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION DATED AS OF JANUARY __, 1998." Each Subordinated Creditor agrees to take such actions and execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such documents as are reasonably requested by Bank to effectuate and carry out the purposes of this Agreement and the subordination provisions hereunder, so long as any such acts are consistent with and do not impose terms of subordination more onerous than the terms hereof.

     14. MODIFICATION AND EXPANSION OF SENIOR DEBT. Notwithstanding any term of the Subordinated Debt to the contrary, Bank may (a) grant extensions of time of payment or performance of any Senior Debt, (b) make compromises and settlements with Borrower and other Persons regarding any Senior Debt, and (c) increase, expand and/or modify any Senior Debt without the consent of the Subordinated Creditor, and without affecting this Agreement and its rights hereunder. No action that Bank may take, or refrain from taking, with respect to the Senior Debt or any Collateral therefor or any agreements in connection therewith, shall affect this Agreement or Bank's rights hereunder.

     15. DISCONTINUATION OF CREDIT. If, at any time hereafter, Bank shall, in Bank's sole and absolute judgment, determine to discontinue the extension of credit to Borrower, Bank may do so in accordance with the terms and provisions of the Senior Loan Agreement. Such discontinuation notwithstanding, this Agreement shall continue in full force and effect until the Senior Debt shall have been paid in full in cash and the Senior Loan Agreement terminates or expires.

     16. CONTINUED EFFECTIVENESS OF SUBORDINATION. If, at any time after payment in full of the Senior Debt in cash and the termination or expiration of the Senior Loan Agreement any such payments must be disgorged by Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower or HP UK) this Agreement and the relative rights and priorities provided herein shall be reinstated as to all such disgorged payments as though such payments had not been made and each Subordinated Creditor shall immediately pay over or deliver to Bank all payments and distributions received by the Subordinated Creditors to the extent necessary to pay in full, in cash, all amounts payable in connection with the Senior Debt as if this Agreement had remained in full force and effect; provided, however, that the Subordinated Creditors shall not be required to turn over such payments to the extent that the Subordinated Creditors have also been required to disgorge Subordinated Debt payments to Borrower or HP UK. If, at any time prior to payment in full of the Senior Debt in cash and the termination or expiration of the Senior Loan Agreement any such payments must be disgorged by Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower or HP
UK) the Subordinated Creditors shall immediately pay over or deliver to Bank all payments and distributions received by the Subordinated Creditors to the extent necessary to pay in full, in cash, the disgorged payments; provided, however, that the Subordinated Creditors shall not be required to turn over such payments to the extent that the Subordinated Creditors have also been required to disgorged Subordinated Debt payments to Borrower or HP UK. The obligations of Borrower, HP UK and the Subordinated Creditors hereunder shall continue irrespective of, and Borrower, HP UK and the Subordinated Creditors hereby waive, so far as the law permits, any existing or future statutes of limitations applicable thereto or applicable to the enforcement of indebtedness and liability of Borrower or HP UK, and any Collateral therefor.

     17. ACCELERATION. If Borrower, HP UK or any Subordinated Creditor violates any of the provisions of this Agreement, Bank may elect, by notice in writing delivered to the Borrower, HP UK or the Subordinated Creditors, to declare a Senior Default and cause all Senior Debt to become immediately due and payable.

     18. IMPAIRMENT OF SENIOR DEBT OR LIEN. No court or other action which has the effect of voiding, impairing, equitably subordinating or otherwise adversely affecting the Senior Debt or the Lien securing the Senior Debt, whether upon the insolvency, bankruptcy or reorganization of Borrower, HP UK or otherwise, shall affect Bank's rights hereunder or any of the Subordinated Creditors' waivers, covenants or obligations hereunder.

     19. BREACH OF DUTY OR OBLIGATION TO THE SUBORDINATED CREDITORS. No breach by Bank of any duty or obligation owed to any Subordinated Creditor (should any such duty exist), whether under this Agreement or otherwise, nor any determination that Bank has any liability to the Subordinated Creditors, whether under this Agreement or otherwise, shall affect Bank's rights hereunder or any of the Subordinated Creditors' waivers, covenants or obligations hereunder.

     20. WAIVER OF JURY TRIAL. EACH OF THE SUBORDINATED CREDITORS, BANK, HP UK AND Borrower EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR
PROCEEDING RELATING TO THIS AGREEMENT OR ANY TRANSACTION HEREUNDER.   EACH
PARTY HERETO HEREBY CONFIRMS THAT SUCH WAIVERS ARE INFORMED AND FREELY MADE.

     21. REMEDIES. Each Subordinating Creditor agrees and acknowledges that any violation or threatened violation by the Subordinating Creditors of any term of this Agreement will cause irreparable injury to Bank, that the remedy at law of Bank for any such violation or threatened violation will be inadequate and that Bank shall be entitled to obtain an injunction prohibiting the continuance or reoccurrence of such violation or threatened violation, and not in limitation of, any other rights or remedies available at law or in equity. Each Subordinating Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such injunctive remedy.

     22. AGREEMENT BY BORROWER. Borrower agrees that it will not, and it will not permit any affiliate or subsidiary to, purchase, redeem or otherwise acquire any of the Subordinated Debt or make any payment of any of the Subordinated Debt, or take any other action, in contravention of the provisions of this Agreement.

     23.  MISCELLANEOUS PROVISIONS.

          23.1 NO THIRD PARTY BENEFICIARIES. All of the understandings, covenants and agreements contained herein are solely for the benefit of Bank, Unique Bastian (and their respective successors and assigns) and there are no other persons which are intended to be benefitted in any way by this Agreement.

          23.2 NOTICES. All notices, demands and other communications which a party may desire, or may be required, to give to another shall be in writing, shall be delivered personally against receipt, or sent by recognized overnight courier service, or mailed by registered or certified mail, return receipt requested, postage prepaid, or sent by telex or telecopy, and shall be addressed to the party to be notified as follows:

     If to Bank:         675 Anton Boulevard, Second Floor
                         Costa Mesa, California  92626

     If to               c/o Unique Investment Corporation
     Subordinated        1380 Vernon Street
     Lenders:            Anaheim, California  92805

     If to               As set forth in the Senior Loan Agreement
     Borrower
     or HP UK:

Any such notice, demand, or communication shall be deemed given when received if personally delivered or sent by overnight courier, or when deposited in the United States mails, postage prepaid, if sent by registered or certified mail, or when answer back received, if sent by telex or telecopier. The address for a party may be changed by notice given in accordance with this subsection.

          23.3 CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to the choice of laws or conflicts of laws principles thereof.

          23.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, the participants, transferees, successors, and permitted assigns of the parties hereto. Each Subordinating Creditor further agrees that if Borrower or HP UK is in the process of refinancing a portion of the Senior Debt with a new lender, and if Bank makes a request of the Subordinating Creditors, the Subordinating Creditors shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.

          23.5 SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          23.6 WAIVERS. No failure on the part of Bank to exercise, no delay in exercising and no course of dealing with respect to, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

          23.7 ATTORNEYS' FEES. If it becomes necessary for Bank or the Subordinating Creditors to commence any proceedings or actions to enforce the provisions of this Agreement, the court or body before which the same shall be brought shall award to the prevailing party therein all of its costs and expenses in prosecuting such proceedings and actions, including attorneys' fees, the usual and customary and lawfully recoverable court costs, and all the expenses in connection therewith.

          23.8 ENTIRE AGREEMENT; MODIFICATIONS. This Agreement contains all of the terms and conditions agreed upon by the parties relating to its subject matter and supersedes all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications of the parties, whether oral or written, respecting that subject matter. No modification, rescission, waiver, release, or amendment of any provision of this Agreement shall be made, except by a written agreement signed by Bank and the Subordinated Creditors.

          23.9 COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which will constitute an original, and all of which, taken together, shall constitute but one and the same agreement.

          23.10 AMENDMENTS TO NOTES. None of the parties to this Agreement other than Bank shall enter into any amendment, modification or waiver with respect to the Subordinated Debt without the express prior written consent of the Bank.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first set forth above.

/s/ Melanie L. Bastian
---------------------------------
MELANIE L. BASTIAN, an individual

HAWKER PACIFIC AEROSPACE

By: /s/ Brian Aune
   ------------------------------

Title:  CFO
      ---------------------------


HAWKER PACIFIC AEROSPACE LIMITED

By: /s/ David L. Lokken
   ------------------------------

Title:
      ---------------------------


UNIQUE INVESTMENTS CORPORATION

By: /s/ [ILLEGIBLE]
   ------------------------------

Title:  CFO
      ---------------------------


BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

By: /s/ [ILLEGIBLE]
   ------------------------------

Title:  Vice President
      ---------------------------

[Attach Subordinated Notes]


                                       -16-